UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) June 4, 2010

HASTINGS ENTERTAINMENT, INC.
(Exact name of registrant as specified in its charter)
TEXAS
(State or other jurisdiction of incorporation or organization)

000-24381	75-1386375

(Commission File Number)	(I.R.S. Employer Identification Number)

3601 Plains Blvd, Amarillo, Texas	79102

(Address of principal executive offices)	(Zip Code)
(806) 351-2300
(Registrant’s telephone number, including area code)
NONE
(Former name, former address and former fiscal year,
if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

HASTINGS ENTERTAINMENT, INC.
Section 5 — Corporate Governance and Management
Item 5.07. Submission of Matters to a Vote of Security Holders
On June 2, 2010, Hastings Entertainment, Inc. (the “Company”) held its annual meeting of shareholders (the “Annual Meeting”). At the Annual Meeting, the Company’s shareholders approved three proposals. The proposals are described in detail in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 22, 2010. The final voting results with respect to each proposal voted upon at the Annual Meeting are set forth below.
Proposal 1.	Election of two directors for terms expiring in 2013.

	For	Withheld	Broker Non-Votes
Ann S. Lieff	7,048,875	12,195	1,464,950
Danny W. Gurr	6,902,363	158,707	1,464,950

Proposal 2	Proposal to approve the adoption of the Hastings Entertainment, Inc. 2010 Incentive Stock Plan.

For	Against	Abstain	Broker Non-Votes
6,867,610	190,110	3,350	1,464,950

Proposal 3.	Ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal 2010.

For	Against	Abstain	Broker Non-Votes
8,496,003	28,624	1,393	—

HASTINGS ENTERTAINMENT, INC.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 4, 2010	Hastings Entertainment, Inc. (Registrant)
	By:	/s/ Dan Crow
Dan Crow
Vice President, Chief Financial Officer (Principal Financial and Accounting Officer)